Appointment Requirements:

Annuities-Variable

Group Pensions-Life

Insurance-Life and/or Variable

JOHN HANCOCK NEW YORK

SELLING AGREEMENT

APPROVALS/APPOINTMENTS

BROKER DEALER	TYPE OF LICENSE/APPOINTMENT	APPROVAL DATE
1st Global Capital Corp.	Life, Variable, Group	7/18/2003
A&F Financial Securities, Inc.	Life, Variable, Group	2/5/2010
A.P. Securities, Inc.	Life, Variable, Group	7/27/2001
Adirondack Trading Group, LLC	Life, Variable, Group	5/29/2012
Advest, Inc.	Life, Variable, Group	7/6/2005
Advisory Group Equity Services, Ltd.	Life, Variable, Group	5/3/2002
Aegis Capital Corp.	Life, Variable, Group	8/8/2005
Allstate Financial Services, LLC	Life, Variable, Group	10/19/2001
All-Vest Securities, Inc.	Life, Variable, Group	8/14/2001
AM & M Investment Brokers, Inc.,	Life, Variable, Group	11/17/2001
American Capital Partners, LLC	Life, Variable, Group	11/17/2011
American Portfolios Financial Services, Inc.	Life, Variable, Group	5/5/2002
Ameriprise Financial Services, Inc	Life, Variable, Group	7/15/2003
Ameritas Investment Corp.	Life, Variable, Group	11/13/2003
Atlantic Financial, LLC	Life, Group	2/23/2011
AXA Advisors, LLC	Life, Variable, Group	11/1/1999
Bay Colony Securities Co., Inc.	Life, Variable, Group	11/20/2009
BB & T Investment Services, Inc.	Life, Group	11/1/2005
BCG Securities, Inc.	Life, Group, Variable	10/12/2006
Benjamin F. Edwards & Company, Inc.	Life, Group, Variable	10/14/2009
Bernard Herold & Co., Inc.	Life, Variable, Group	12/16/1998
Berthel, Fisher & Company Financial Services, Inc.	Life, Variable, Group	4/14/2004
BG Worldwide Securities, Inc.	Life, Variable, Group	3/15/2007
BNY Mellon Securities, LLC	Life, Variable, Group	5/16/2007
Brighton Securities Corp.	Life, Variable, Group	8/11/1998
Bristol Financial Services, Inc.	Life, Variable, Group	5/19/2008
Brokerageselect	Life, Variable, Group	2/7/2007
Buckman, Buckman & Reid, Inc.	Life, Variable, Group	5/20/2008
C & S Securities Corp.	Life, Variable, Group	11/9/2006
Cadaret, Grant & Co., Inc.	Life, Variable, Group	6/12/1995
Calton & Associates, Inc.	Life, Variable, Group	7/30/2005
Cambridge Investment Research, Inc.	Life, Variable, Group	12/3/2001
Cantella & Co., Inc.	Life, Variable, Group	8/21/1998
Capital Brokerage	Life, Variable, Group	10/23/2003
Capital Financial Services, Inc.	Life, Variable, Group	5/30/2006
Capital Guardian, LLC	Life, Variable, Group	7/21/2010
Capital Investment Group, Inc.	Life, Variable, Group	1/21/2011
Capital One Investment Services LLC	Life, Variable, Group	8/25/2004
CBIZ Financial Solutions, Inc.	Life, Variable, Group	4/13/2005
CCO Investment Services Corp.	Life, Variable, Group	11/28/2005
Centauraus Financial, Inc.	Life, Variable, Group	5/4/2001
Centerre Capital, LLC	Life, Variable, Group	8/6/2010
CES Insurance Agency, Inc.	Life, Variable, Group	11/2/1992
Cetera Advisor Networks LLC	Life, Variable, Group	1/1/2000
Cetera Advisors LLC	Life, Variable, Group	10/26/1992
CFD Investments, Inc.	Life, Variable, Group	1/24/2007
Chelsea Financial Services	Life, Variable, Group	6/16/2009
Citigroup Global Markets, Inc.	Life, Variable, Group	11/9/1992
Clark Dodge & Co., Inc.	Life, Variable, Group	3/22/2007
Compass Securities Ins.	Life, Variable, Group	6/6/2001
Comprehensive Asset Management and Servicing, Inc	Life, Variable, Group	1/27/2009
Concorde Investment Services, LLC	Life, Variable, Group	8/29/2011
Coombe Financial Services, Inc	Life, Group	5/30/2006
Coordinated Capital Securities, Inc	Life, Variable, Group	9/23/2011
Crown Capital Securities, L.P.	Life, Variable, Group	6/11/2001

FOR INTERNAL USE ONLY		Version 91 February 2013

Appointment Requirements:

Annuities-Variable

Group Pensions-Life

Insurance-Life and/or Variable

JOHN HANCOCK NEW YORK

SELLING AGREEMENT

APPROVALS/APPOINTMENTS

BROKER DEALER	TYPE OF LICENSE/APPOINTMENT	APPROVAL DATE
CUNA Brokerage Services, Inc	Life, Variable, Group	9/15/1999
Curtis Securities, LLC	Life, Variable, Group	5/10/2004
Delta Equity Services, Corp.	Life, Variable, Group	5/4/2001
Detwiler Fenton & Co	Life, Variable, Group	1/5/2010
Deutsche Bank Securities, Inc.	Life, Variable, Group	12/7/1992
Di Giulio Financial Services, Inc.	Life, Variable, Group	10/17/2001
Dinosaur Securities, LLC	Life, Variable, Group	6/29/2010
Dominick & Dominick, LLC	Life, Variable, Group	1/13/2010
Edward D. Jones, & Co., L.P.	Life, Variable, Group	8/17/2000
Equity Services Inc.	Life, Variable, Group	4/22/1998
Essex Financial Services, Inc.	Life, Variable, Group	2/11/2011
Essex National Securities, Inc.	Life, Variable, Group	11/15/2006
Essex National Securities, Inc.	Life, Variable, Group	4/15/2004
Essex National Securities, Inc.	Life, Variable, Group	4/19/2004
Essex National Securities, Inc.	Life, Variable, Group	2/5/2004
Essex National Securities, Inc.	Life, Variable, Group	2/10/2004
Essex National Securities, Inc.	Life, Variable, Group	1/12/2000
Excel Securities & Associates, Inc.	Life, Variable, Group	8/18/2004
Fairport Capital, Inc.	Life, Variable, Group	7/21/2010
Financial Advisers of America LLC	Life, Variable, Group	1/30/2009
Financial Telesis, Inc.	Life, Variable, Group	5/5/2005
Financial West Group	Life, Variable, Group	1/16/2002
Fintegra, LLC	Life, Variable, Group	1/7/2009
First Allied Securities, Inc.	Life, Group	3/15/2004
First Allied Securities, Inc.	Life, Variable, Group	3/15/2004
First Capital Equities, LTD	Life, Variable, Group	6/27/2007
First Heartland Capital, Inc.	Life, Variable, Group	6/11/2002
First Midwest Securities, Inc.	Life, Variable, Group	5/11/2010
First Savings Securities, Inc.	Life, Variable, Group	12/29/2011
First Williston Corporation	Life, Variable, Annuity	5/28/1997
Five Star Investment Services, Inc.	Life, Variable, Annuity	7/7/2011
Foresters Equity Services, Inc.	Life, Variable, Group	1/14/2010
Fortune Financial Services, Inc.	Life, Variable, Group	10/2/2007
Founders Financial Securities, LLC	Life, Variable, Group	12/15/2008
FSC Securities Corporation	Life, Variable, Group	3/21/1995
Fulcrum Securities, Inc	Life, Variable, Group	8/4/2010
G.A. Repple & Company	Life, Variable, Group	6/30/2003
Garden State Securities, Inc.	Life, Group	12/19/2001
Gary Goldberg & Company, Inc.	Life, Variable, Group	1/27/1995
GDC Securities, LLC	Life, Variable, Group	1/29/1996
Geneos Wealth Management, Inc.	Life, Variable, Group	6/11/2002
Genworth Financial Securities Corp	Life, Variable, Group	3/20/2002
GFA Securities, LLC	Life, Variable, Group	5/5/2004
Gilford Securities	Life, Variable, Group	1/26/2004
Girard Securities, Inc.	Life, Variable, Group	5/30/2008
Global Arena Capital Corp.	Life, Variable, Group	11/4/2009
Great American Investors, Inc.	Life, Variable, Group	12/17/2010
GWN Securities, Inc.	Life Variable, Group	7/1/2004
H. Beck, Inc.	Life, Variable, Group	11/2/1992
H.D. Vest Investment Securities, Inc.	Life, Variable, Group	3/28/2005
Hamilton Cavanaugh Investment Brokers, Inc.	Life, Variable, Group	3/2/2009
Harbor Financial Services, LLC	Life, Variable, Group	2/1/2007
Hazard & Siegel, Inc.	Life, Variable, Group	12/26/2003
Henley & Company, LLC.	Life, Variable, Group	3/28/2005
Highland Capital Securities, Inc.	Life, Variable, Group	4/2/2002
HighTower Securities, LLC	Life, Variable, Group	3/18/2009
Hornor, Townsend & Kent	Life, Variable, Group	10/21/1995
HRC Investment Services, Inc.	Life, Variable, Group	10/27/1999

FOR INTERNAL USE ONLY		Version 91 February 2013

Appointment Requirements:

Annuities-Variable

Group Pensions-Life

Insurance-Life and/or Variable

JOHN HANCOCK NEW YORK

SELLING AGREEMENT

APPROVALS/APPOINTMENTS

BROKER DEALER	TYPE OF LICENSE/APPOINTMENT	APPROVAL DATE
HSBC Securities (USA), Inc.	Life, Variable, Group	1/25/2005
Hudson Heritage Capital Management, Inc.	Life, Variable, Group	1/24/2000
IBN Financial Services, Inc.	Life, Variable, Group	6/11/2002
IDB Capital Corp.	Life, Variable, Group	1/1/2008
Independent Financial Group, LLC	Life, Variable, Group	8/4/2010
Infinex Investments, Inc.	Life, Variable, Group	11/27/2012
ING Financial Advisers, LLC.	Life, Variable, Group	6/11/2002
ING Financial Partners, Inc.	Life, Group	4/20/2006
ING Financial Partners, Inc.	Life, Variable, Group	11/24/1994
International Assets Advisory LLC	Life, Variable, Group	12/19/2012
International Financial Solutions, Inc.	Life, Variable, Group	8/24/2010
Intervest International Equities Corp.	Life, Variable, Group	12/5/2002
Invest Financial Corporation	Life, Variable, Group	12/4/1992
Investacorp, Inc.	Life, Variable, Group	11/6/1992
Investors Capital Corp.	Life, Variable, Group	3/26/1999
J J B Hilliard W L Lyons, Inc.	Life, Variable, Group	5/4/2001
J.P. Turner & Company, L.L.C.	Life, Variable, Group	2/27/2004
J.W. Cole Financial, Inc.	Life, Variable, Group	6/16/2005
Jacques Financial LLC	Life, Variable, Group	12/21/2012
Janney Montgomery Scott, Inc.	Life, Variable, Group	10/1/1997
JHS Capital Advisors	Life, Variable, Group	3/16/2006
John James Investments, LTD.	Life, Variable, Group	9/29/1997
Kern, Suslow Securities, Inc.	Life, Variable, Group	3/1/1999
Key Investment Services, LLC	Life, Group, Variable	2/2/2006
Key2Life Brokerage Inc.	Life, Group	11/19/2008
KMS Financial Services, Inc.	Life, Variable, Group	9/26/2007
Kovack Securities, Inc.	Life, Variable, Group	11/24/2003
L & M Financial Services	Life, Variable, Group	12/7/1997
L. M. Kohn and Company	Life, Variable, Group	11/9/2000
Larimer Capital Corporations	Life, Variable, Group	5/7/2007
Larson Financial Securities, LLC	Life, Variable, Group	9/1/2010
LaSalle St. Securities, LLC	Life, Variable, Group	5/14/2001
Legend Equities Corporation	Life, Variable, Group	10/18/2012
Leigh D. Baldwin & Co., Inc.	Life, Variable, Group	4/21/1995
Lesko Securities Inc.	Life, Variable, Group	6/30/2004
Leumi Investment Services, Inc.	Life, Variable, Group	3/26/2004
Liberty Partners Financial Services, LLC	Life, Variable, Group	11/26/2012
Lifemark Securities Corp.	Life, Variable, Group	3/6/1995
Lincoln Financial Advisors Corporation	Life, Variable, Group	7/12/2001
Lincoln Financial Securities Corp.	Life, Variable, Group	12/11/1993
Lincoln Investment Planning, Inc.	Life, Variable, Group	4/1/2002
Lockton Financial Advisors, LLC	Life, Variable, Group	12/19/2012
Lombard Securities, Inc.	Life, Variable, Group	2/17/2009
Long Island Financial Group, Inc.	Life, Variable, Group	8/30/2000
LPL Financial Corporation	Life, Variable, Group	6/4/1998
M & T Securities, Inc.	Life, Variable, Group	5/17/1999
M Holdings Securities, Inc.	Life, Variable, Group	5/23/2000
M. Griffith, Inc.	Life, Variable, Group	1/27/2006
Madison Avenue Securities, Inc.	Life, Variable, Group	4/19/2007
Marlin Trading, Inc.	Life, Variable, Group	3/14/2001
May Capital Group, LLC	Life, Variable, Group	7/6/2006
McDonald Investments Inc.	Life, Group, Variable	2/2/2006
MerCap Securities, LLC	Life, Variable, Group	2/27/2013
Mercer Allied Company, LP	Life, Variable, Group	11/30/2007
Merrill Lynch, Pierce, Fenner & Smith (MLPF&S)	Life, Variable, Group	10/25/1992
Mesirow Financial, Inc.	Life, Variable, Group	3/14/2007

FOR INTERNAL USE ONLY		Version 91 February 2013

Appointment Requirements:

Annuities-Variable

Group Pensions-Life

Insurance-Life and/or Variable

JOHN HANCOCK NEW YORK

SELLING AGREEMENT

APPROVALS/APPOINTMENTS

BROKER DEALER	TYPE OF LICENSE/APPOINTMENT	APPROVAL DATE
Metlife Securities, Inc. (formerly Metropolitan Life Insurance Company)	Life, Variable, Group	9/29/2000
Mid Atlantic Capital Corporation	Life, Variable, Group	6/25/2004
MidAmerica Financial Services, Inc.	Life, Variable, Group	3/7/2011
Mid-Atlantic Securities, Inc.	Life, Variable, Group	10/17/2001
MMC Securities, Inc.	Life, Variable, Group	6/12/2002
MML Investor Services, Inc.	Life, Variable, Group	3/30/1994
Money Concepts Capital Corp.	Life, Variable, Group	3/23/2003
Morgan Stanley Smith Barney LLC	Life, Variable, Group	7/7/1999
Mutual Funds Associates	Life, Variable, Group	9/1/1994
Mutual Securities Inc. of California	Life, Variable, Group	4/18/2012
MWA Financial Services, Inc.	Life, Variable, Group	7/29/2003
National Planning Corporation	Life, Variable, Group	1/18/1999
National Planning Corporation	Life, Variable, Group	7/6/2005
National Securities Corporation	Life, Variable, Group	10/3/2007
Nations Financial Group, Inc.	Life, Variable, Group	12/3/2004
Nationwide Planning Associates, Inc.	Life, Variable, Group	3/13/2003
Nationwide Securities LLC (aka NSLLC)	Life, Variable, Group	1/30/2009
NDX Trading, Inc.	Life, Variable, Group	8/10/2009
Nelson Securities, Inc.	Life, Variable, Group	6/28/1993
New England Securities Corporation	Life, Variable, Group	8/31/1999
New Horizons Asset Management Group, LLC.	Life, Variable, Group	6/11/2002
Newbridge Securities Corp	Life, Variable, Group	11/15/2006
Newport Group Securities, Inc. (formerly Todd Consulting, Inc.)	Life, Variable, Group	11/5/2003
Next Financial Group, Inc.	Life, Variable, Group	2/4/2000
NFP Securities, Inc.	Life, Variable, Group	6/11/2002
NIA Securities, LLC	Life, Variable, Group	8/4/2003
North Ridge Securities Corp.	Life, Variable, Group	10/5/1993
Northeast Securities, Inc.	Life, Variable, Group	2/25/1997
Northern Lights Distributors, LLC	Life, Variable, Group	5/29/2007
Northwestern Mutual Investment Services, LLC.	Life, Group	12/11/2008
NPA Financial Services, Inc.	Life, Variable, Group	6/5/2009
NYLife Securities Inc.	Life, Variable, Group	3/31/2007
Obsidian Financial Group, LLC	Life, Group	3/18/2008
Ogilvie Security Advisors Corp.	Life, Variable, Group	7/1/2001
Ohanesian / Lecours, Inc	Life, Variable, Group	3/1/2002
O'Keefe Shaw & Co., Inc.	Life, Variable, Group	6/17/2003
Online Brokerage Services, Inc.	Life, Variable, Group	11/22/2010
Oppenheimer & Co., Inc.	Life, Variable, Group	11/18/2003
P & A Financial Securities, Inc.	Life, Variable, Group	8/14/2000
Park Avenue Securities, LLC.	Life, Variable, Group	9/21/1993
Parsonex Securities, Inc.	Life, Variable, Group	8/10/2009
Paulson Investment Company, Inc.	Life, Variable, Group	3/7/2003
Petersen Investments, Inc.	Life, Variable, Group	9/2/2003
Phoenix Equity Planning Corporation	Life, Variable, Group	6/4/2004
Pinnacle Investments, LLC	Life, Variable, Group	7/7/2005
PlanMember Securities Corporation	Life, Variable, Group	5/30/2008
Prime Capital Services, Inc.	Life, Variable, Group	1/4/1993
Princor Financial Services Corporation	Life, Variable, Group	3/22/1999
Private Client Services, LLC	Life, Group, Variable	1/25/2010
Pro Equities, Inc.	Life, Variable, Group	2/11/1999
Pro Integrity Securities, Inc.	Life, Variable, Group	1/9/2002

FOR INTERNAL USE ONLY		Version 91 February 2013

Appointment Requirements:

Annuities-Variable

Group Pensions-Life

Insurance-Life and/or Variable

JOHN HANCOCK NEW YORK

SELLING AGREEMENT

APPROVALS/APPOINTMENTS

BROKER DEALER	TYPE OF LICENSE/APPOINTMENT	APPROVAL DATE
Prospera Financial Services, Inc.	Life, Variable, Group	3/24/1998
Pruco Securities Corp	Life, Variable, Group	8/24/2000
Purshe Kaplan Sterling Investments	Life, Variable, Group	5/16/2001
Pyramid Funds Corporation	Life, Variable, Group	10/3/2012
QA3 Financial Corp.	Life, Variable, Group	7/30/2003
Quest Capital Strategies, Inc.	Life, Variable, Group	5/21/2004
Questar Capital Corporation	Life, Variable, Group	6/9/1999
R & W Brokerage, Inc.	Life, Group	2/22/2008
R. Seelaus & Co., Inc	Life, Variable, Group	2/2/2009
Rampart Financial Services, Inc.	Life, Variable, Group	10/20/2004
Rampart Financial Services, Inc.	Life, Variable, Group	11/13/2001
Raymond James Financial Services (fka I. M. & R, Inc.)	Life, Variable, Group	3/15/2004
RBC Capital Markets Corp	Life, Variable, Group	6/29/2004
RBC Capital Markets Corporation	Life, Variable, Group	1/1/2002
RDM Investment Services, Inc.	Life, Variable, Group	9/20/2001
Regal Securities, Inc.	Live, Variable, Group	6/8/2008
Resource Horizons Group, LLC	Life, Variable, Group	4/9/2007
Retirement Capital Group Securities, Inc.	Life, Variable, Group	9/30/2004
RNR Securities, LLC.	Life, Variable, Group	6/11/2002
Robb, P.J. Variable Corp.	Life, Group	10/8/1999
Robert W. Baird	Life, Variable, Group	8/20/2007
Rockwell Global Capital, LLC	Life, Variable, Group	2/17/2009
Royal Alliance Associates, Inc.	Life, Variable, Group	7/22/2003
S.C. Parker & Co., Inc.	Life, Variable, Group	10/25/2005
Sage, Rutty & Co., Inc.	Life, Variable, Group	11/27/1992
SagePoint Financial, Inc (formerly AIG Financial Advisors, Inc.)	Life, Variable, Group	11/8/2005
Sandgrain Securities, Inc.	Life, Variable, Group	3/6/1997
Saperston Asset Management Inc.	Life, Variable, Group	5/10/1998
Saxony Securities, Inc.	Life, Variable, Group	1/15/2004
Saybrus Equity Services, Inc.	Life, Variable, Group	9/23/2010
Scott & Stringfellow, LLC	Life, Variable, Group	6/2/2005
Securian Financial Services, Inc.	Life, Variable, Group	8/6/1999
Securities America, Inc.	Life, Group	4/28/1997
Securities Service Network, Inc.	Life, Variable, Group	5/12/1995
SEI Investments Distribution Co.	Life, Variable, Group	10/8/2004
Sentinel Securities, Inc.	Life, Variable, Group	9/11/2008
SIGMA Financial Corporation	Life, Group	2/29/2000
Signator Investors, Inc.	Life, Variable, Group	10/29/1999
Signature Securities Group Corporation	Life, Group	9/22/2004
SII Investments Inc.	Life, Variable, Group	9/22/1998
SMH Capital, Inc.	Life, Variable, Group	2/15/2007
Sorrento Pacific Financial, LLC	Life, Variable, Group	5/30/2001
Source Capital Group, Inc.	Life, Variable, Group	3/21/2006
Sovereign Legacy Securities, Inc.	Life, Variable, group	7/19/2011
Spire Securities, LLC	Life, Variable, Group	8/17/2009
Stacey Braun Financial Services, Inc.	Life, Variable, Group	7/6/2007
Stanley Laman Group Securities LLC	Life, Variable, Group	7/31/2008
Sterling Monroe Securities, LLC	Life, Variable, Group	5/31/2007
Sterne Agee Financial Services, Inc.		2/10/2010
Stifel, Nicolaus & Company, Inc.	Life Variable, Group	4/27/2007
Summit Brokerage Services, Inc.	Life, Variable, Group	2/25/2004
SunTrust Investment Services, Inc.	Life, Variable, Group	8/16/2006
Symetra Investment Services, Inc.	Life, Variable, group	10/1/2009
Syndicated Capital, Inc.	Life, Variable, Group	9/25/2000

FOR INTERNAL USE ONLY		Version 91 February 2013

Appointment Requirements:

Annuities-Variable

Group Pensions-Life

Insurance-Life and/or Variable

JOHN HANCOCK NEW YORK

SELLING AGREEMENT

APPROVALS/APPOINTMENTS

BROKER DEALER	TYPE OF LICENSE/APPOINTMENT	APPROVAL DATE
TD Waterhouse Investor Services, Inc.	Life, Variable, Group	10/10/2003
TFS Securities, Inc.	Life, Variable, Group	8/28/2007
The F.I. Group, Inc.	Life, Variable, Group	6/17/2006
The Investment Center, Inc.	Life, Variable, Group	9/21/1995
The Leaders Group, Inc.	Life, Variable, Group	1/8/2007
The Leaders Group, Inc.	Life, Group	8/30/1999
The Strategic Financial Alliance, Inc.	Life, Variable, Group	10/4/2007
Thrivent Investment Management, Inc.	Life, Group	4/25/2007
Timecapital Securities Corp.	Life, Variable, Group	2/17/1994
Tower Square Securities, Inc.	Life, Variable, Group	2/6/1998
Transamerica Financial Advisors, Inc.	Life, Variable, Group	11/18/2003
Trevor, Cole, Reid & Monroe, Inc.	Life, Variable, Group	3/15/2002
Triad Advisors, Inc.	Life, Variable, Group	10/7/2001
Trubee, Collins & Co., Inc.	Life, Variable, Group	11/17/2005
Trustmont Financial Group, Inc.	Life, Group	10/12/2005
UBS Financial Services, Inc.	Life, Variable, Group	11/11/1992
United Financial Group, Ltd.	Life, Variable, Group	9/18/2007
United Planners Financial Services of America	Life, Variable, Group	5/21/2001
Univest Securities Inc. DBA Universal Financial Group	Life, Variable, Group	2/25/2002
USA Financial Securities Corp.	Life, Variable, Group	7/20/2009
USI Securities, Inc.	Life, Variable, Group	1/27/2001
VALIC Financial Advisors, Inc.	Life, Variable, Group	4/26/2004
Valmark Securities, Inc.	Life, Variable, Group	3/20/2000
Vanderbilt Securities, LLC.	Life, Variable, Group	11/17/2003
Vanguard Capital/VanCapital Insurance Agency	Life, Variable, Group	11/19/1999
Vaughan & Company Securities, Inc.	Life, Variable, Group	12/22/1997
Vision Brokerage Services, LLC	Life	5/24/2011
VSR Financial Services Inc.	Life, Variable, Group	10/22/1997
Waddell and Reed, Inc.	Life, Group	10/13/2005
Wall Street Financial Group, Inc.	Life, Variable, Group	3/2/1994
Walnut Street Securities, Inc.	Life, Group	1/11/1993
WBB Securities, LLC	Life, Variable, Group	7/24/2007
Wedbush Morgan Securities, Inc.	Life, Variable, Group	9/13/2007
Wells Fargo Advisors Financial Network, LLC	Life, Variable, Group	6/24/2004
Wells Fargo Advisors, LLC	Life Variable, Group	1/30/2004
Westco Investment Corp.	Life, Variable, Group	6/25/1993
Western International Securities, Inc.	Life, Variable, Group	7/15/2008
Westport Resources Investment Services, Inc	Life, Variable, Group	1/17/2013
WFG Investments, Inc.	Life, Variable, Group	7/15/2011
White Mountain Capital, LLC	Life, Variable, Group	6/11/2002
Wilbanks Securities, Inc.	Life, Variable, Group	11/10/2005
Woodbury Financial Services, Inc.	Life, Variable, Group	1/16/2004
Woodstock Financial Group, Inc.	Life, Variable, Group	11/17/2005
World Equity Group, Inc.	Life, Variable, Group	10/15/2010
WRP Investments, Inc.	Life, Variable, Group	7/9/2002

FOR INTERNAL USE ONLY		Version 91 February 2013